SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	[X]
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[ ] [ ] [X] [ ] [ ]

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
______________________________________________________________________
(Name of Registrants as Specified in Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

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LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112

March 9, 2022

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Lazard Global Total Return and Income Fund, Inc. (the “Fund”) to be held on Friday, April 22, 2022, at 3:00 p.m., Eastern Time (the “Annual Meeting”). In addition to voting on the proposals described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Fund’s stockholders and officers, and other attendees, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person.

Whether or not you plan to participate in the Annual Meeting, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s) to assure that your shares are represented at the meeting.

Sincerely,

Nathan A. Paul President

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 22, 2022

The Annual Meeting of Stockholders of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), a Maryland corporation, will be held on Friday, April 22, 2022, at 3:00 p.m., Eastern Time (the “Annual Meeting”), to consider and act upon the following proposals:

•	Election of three Class II Directors, each to serve for a three-year term expiring at the 2025 Annual Meeting and until his or her successor is duly elected and qualified.

•	To consider and act upon such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Fund’s stockholders and officers, and other attendees, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person, but will be able to participate remotely as described below.

Stockholders of record at the close of business on March 2, 2022 will be entitled to receive notice of, and to participate and to vote at, the Annual Meeting and any postponement or adjournment thereof. To participate in the Annual Meeting, stockholders must register in advance by visiting https://www.viewproxy.com/LazardFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Stockholders whose shares are registered directly with the Fund in the stockholder’s name will be asked to submit their name and control number found on the stockholder’s proxy card in order to register to participate in and vote at the Annual Meeting. Stockholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the stockholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Thursday, April 21, 2022, but in any event must be received by the scheduled time for commencement of the Annual Meeting. For requests received after 3:00 p.m., Eastern Time, on Thursday, April 21, 2022, Broadridge will attempt to complete the registration, but may be unable to do so prior to the Annual Meeting. Once stockholders have obtained a new control number, they must visit https://www.viewproxy.com/LazardFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Annual Meeting.

After stockholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once stockholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Annual Meeting, and (ii) an email with a password to enter at the event link in order to access the Annual Meeting. Stockholders may vote before or during the Annual Meeting at proxyvote.com. Only stockholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a stockholder, at the Annual Meeting.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Annual Meeting, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card. If you desire to vote virtually at the Annual Meeting, you may revoke any proxy previously given. The Proxy Statement for the Annual Meeting accompanies this Notice and also is available along with proxy card and other proxy materials at https://www.lazardassetmanagement.com/us/en_us/funds/list/closed-end-funds/41.

By Order of the Board of Directors

Mark R. Anderson Secretary

March 9, 2022

New York, New York

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
30 Rockefeller Plaza
New York, New York 10112

PROXY STATEMENT
Annual Meeting of Stockholders
April 22, 2022

This Proxy Statement, which also is available at https://www.lazardassetmanagement.com/us/en_us/funds/list/closed-end-funds/41, is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Lazard Global Total Return and Income Fund, Inc. (the “Fund”), a Maryland corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held in a virtual meeting format on Friday, April 22, 2022, at 3:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 9, 2022. The Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Fund’s stockholders and officers, and other attendees, the Annual Meeting will be held in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person, but will be able to participate remotely as described below.

Stockholders of record at the close of business on March 2, 2022 will be entitled to receive notice of, and to participate and to vote at, the Annual Meeting and any postponement or adjournment thereof. To participate in the Annual Meeting, stockholders must register in advance by visiting https://www.viewproxy.com/LazardFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Stockholders whose shares are registered directly with the Fund in the stockholder’s name will be asked to submit their name and control number found on the stockholder’s proxy card in order to register to participate in and vote at the Annual Meeting. Stockholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the stockholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Thursday, April 21, 2022, but in any event must be received by the scheduled time for commencement of the Annual Meeting. Once stockholders have obtained a new control number, they must visit https://www.viewproxy.com/LazardFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Annual Meeting.

After stockholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once stockholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Annual Meeting, and (ii) an email with a password to enter at the event link in order to access the Annual Meeting. Stockholders may vote before or during the Annual Meeting at proxyvote.com. Only stockholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a stockholder, at the Annual Meeting.

As of the Record Date, 13,009,661 shares of the Fund’s Common Stock were issued and outstanding. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to stockholders on or about March 18, 2022. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the accompanying form of proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted “for” the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof. A stockholder may revoke his or her proxy by giving written notice of such revocation to the Secretary of the Fund or by returning a later-dated proxy before the Annual Meeting.

The presence at the Annual Meeting, virtually or by proxy, of a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) for the Fund’s Annual Meeting. Virtual attendance at the Annual Meeting constitutes in person attendance for purposes of calculating a quorum. The chair of the Annual Meeting shall have the power to adjourn the Annual Meeting with respect to one or more matters to be considered at the Annual Meeting, whether or not a Quorum is present, without notice other than announcement at the Annual Meeting. Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

In addition to soliciting proxies by mail, the Fund’s officers or employees of the Fund’s investment manager may solicit proxies by email or telephone. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid for by the Fund.

Investment Manager and Administrator

LAM, with its principal office located at 30 Rockefeller Plaza, New York, New York 10112, serves as the Fund’s investment manager. State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210, serves as the Fund’s administrator.

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Election of Directors

The following persons currently serve as Directors of the Fund:

Ashish Bhutani

Franci J. Blassberg

Kenneth S. Davidson

Nancy A. Eckl

Trevor W. Morrison

Nathan A. Paul

Richard Reiss, Jr.

Robert M. Solmson

At the Annual Meeting, stockholders of the Fund are being asked to elect Kenneth S. Davidson, Nancy A. Eckl and Trevor W. Morrison, whose terms expire this year.

The Fund’s charter provides for three classes of Directors with terms ending at the third annual meeting of stockholders following their election and until his or her successor is duly elected and qualified. Each Director’s and Director nominee’s class and term is set forth in the chart below.

All stockholders of the Fund will vote for all the nominees for Director for the Fund, and each nominee has agreed to continue to serve as a Director if elected. Each nominee currently serves as a Director of the Fund, and each nominee has previously been elected by the Fund’s stockholders. Each of the nominees was first recommended to the Board by the Nominating Committee of the Board, consisting of the current Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), certain of whom also are nominees. The Board, including all of the Independent Directors, unanimously nominated each of the nominees for election at this Annual Meeting. If any of these nominees is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board may recommend.

*     *     *

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Information about the Nominees and Continuing Directors

Set forth in the chart below are the names and certain biographical and other information for the nominees for Director, and the other Directors, as reported to the Fund by each nominee for Director and each continuing Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Year of Birth) Position(s) with the Fund Address[1] (Since)	Class Term Expires[2]	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years[3]
Independent Directors

Robert M. Solmson (1947) Director (September 2004)	Class I Continuing Director 2024	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co- Managing Partner and Managing Director (2008 – present)

Kenneth S. Davidson (1945) Director (February 2004)	Class II Nominee 2025	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962) Director (February 2007)	Class II Nominee 2025

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee
(2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee
(2007 – present)

Trevor W. Morrison (1971) Director (April 2014)	Class II Nominee 2025	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Franci J. Blassberg (1953) Director (August 2014)	Class III Continuing Director 2023

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Richard Reiss, Jr. (1944) Director (February 2004)	Class III Continuing Director 2023

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

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Name (Year of Birth) Position(s) with the Fund Address[1] (Since)	Class Term Expires[2]	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years[3]
Interested Directors[4]

Ashish Bhutani (1960) Director (July 2005)	Class III Continuing Director 2023	LAM, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973) Director (February 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary (since 2002))	Class I Continuing Director 2024	LAM, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) LAM, General Counsel (2002 – April 2017)

[1]	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

[2]	For the Nominees, the term stated assumes election by stockholders at this Annual Meeting.

[3]	Each Director also serves as a Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies (collectively with the Fund, the “Lazard Fund Complex,” currently comprised of 35 active investment portfolios). Mr. Paul also serves as Chief Executive Officer and President for the other funds in the Lazard Fund Complex as well as a director of certain foreign affiliates of LAM and private funds advised by LAM or its affiliates. Mr. Bhutani also serves as a director of certain foreign affiliates of LAM and funds advised by LAM or its affiliates.

[4]	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund (“Interested Directors”) because of their positions with LAM.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes have prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying

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potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with LAM; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	Ashish Bhutani is the Chief Executive Officer of LAM, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining LAM in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•	Franci J. Blassberg is a Retired Partner and Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. Ms. Blassberg currently teaches at Cornell Law School and taught at the Buchmann Faculty of Law, Tel Aviv University in 2019. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

•	Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on (or has served on) the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•	Nancy A. Eckl has over 30 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.
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•	Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School. Mr. Morrison spent 2009 in the White House, where he served as associate counsel to President Obama. He was appointed by President Obama to the Public Interest Declassification Board, where he served from 2016 to 2020 (as chair from 2016 to 2018). He was appointed by President Biden to the Presidential Commission on the Supreme Court of the United States in 2021. Mr. Morrison has been a trustee of the Brennan Center for Justice at New York University School of Law since 2013 and of the Abraham Joshua Heschel School since 2014. He is a fellow of the American Academy of Arts and Sciences and a member of the American Law Institute and the Council on Foreign Relations. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

•	Nathan A. Paul is currently the Chief Business Officer and a Managing Director of LAM. Mr. Paul joined LAM in 2000 and served as General Counsel from 2002 to April 2017, after which he became Chief Business Officer. Previously, he was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Paul also serves on the boards of several non-profit organizations. Mr. Paul received a BA from Yeshiva University and a JD from Benjamin N. Cardozo School of Law.

•	Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Hayden Stone. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•	Robert M. Solmson is the Co-Managing Partner and Managing Director of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.
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Set forth below are the names and certain biographical and other information for the Fund’s officers (in addition to Mr. Paul), as reported by them to the Fund.

Name (Year of Birth) Address[1]	Position(s) held with the Fund and Term[2] (Since)	Principal Occupation(s) During the Past Five Years
Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Director (since February 2021, previously Senior Vice President) of LAM

Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017; previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of LAM

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)

Director (since February 2021; previously Senior Vice President (since August 2017)) and Deputy Chief Compliance Officer and Counsel of LAM (since August 2017)

Chief Compliance Officer of Lazard Asset Management Securities LLC (since February 2019)

Deputy Chief Compliance Officer (January 2015 – March 2016) and Chief Compliance Officer (March 2016 – August 2017) at KLS Diversified Asset Management LP

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Director, Head of Legal, North America (since January 2019; previously Senior Vice President, Legal and Compliance) of LAM

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of LAM (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of LAM

Christina Kennedy (1990)	Assistant Treasurer (May 2020)	Vice President of LAM (since July 2019) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

[1]	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

[2]	Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
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Beneficial Ownership of Shares of the Fund and the Lazard Fund Complex

Set forth in the chart below is the dollar range of Common Stock of the Fund and the aggregate dollar range of shares of the Lazard Fund Complex beneficially owned by each Director as of December 31, 2021 (and valued as of that date).

Director	Dollar Range of Common Stock of the Fund	Aggregate Dollar Range of Shares of the Lazard Fund Complex
Franci J. Blassberg	None	$50,001-$100,000
Kenneth S. Davidson	None	$50,001-$100,000
Nancy A. Eckl	None	$50,001-$100,000
Trevor W. Morrison	None	$50,001-$100,000
Richard Reiss, Jr.	None	Over $100,000
Robert M. Solmson	None	$50,001-$100,000
Ashish Bhutani	Over $100,000	Over $100,000
Nathan A. Paul	None	Over $100,000

As of December 31, 2021, Directors and officers of the Fund, as a group, owned less than 1% of the Fund’s outstanding Common Stock.

Board’s Oversight Role; Board Composition and Structure

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily LAM and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Board, or its committees or delegates, interacts with and receive reports from senior personnel of service providers, including senior investment personnel of LAM, the Fund’s and LAM’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Fund. The Board’s Audit Committee (which consists of all of the Independent Directors) meets during its scheduled meetings with, and between meetings have access to, the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer and Treasurer. The Board also receives periodic presentations from senior personnel of LAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, LAM and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with LAM. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and, for

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certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a Chair, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that LAM and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of LAM and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

Board Meetings; Committees of the Board of Directors

During the fiscal year ended December 31, 2021, the Board met eight times. The Board of the Fund has two committees, the Audit Committee and the Nominating Committee. The Fund does not have a standing Compensation Committee for the Board. During the fiscal year ended December 31, 2021, each Director attended at least 75% of the aggregate of all of the meetings of the Board and committees of the Fund on which he or she served. The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders of the Fund. At least one Director will be available to participate in the Annual Meeting at the request of stockholders.

The function of the Audit Committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements, and (2) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm (the “independent auditors”), and (3) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in proxy statements. The Audit Committee of the Fund currently is comprised of all of the Independent Directors. The Audit Committee members of the Fund are also “independent” under the listing standards of the New York Stock Exchange. The Audit Committee met five times during the fiscal year ended December 31, 2021. The Audit Committee Charter for the Fund is available at https://www.lazardassetmanagement.com/docs/-sp1-/49626/AuditCommitteeCharter.pdf.

The Board’s Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund’s Board. The Nominating Committee met once during the fiscal year ended December 31, 2021.

In evaluating potential nominees, including any nominees recommended by stockholders as discussed below, the Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity and the considerations

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discussed above under “Information About the Nominees and Continuing Directors.” Although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations for consideration by the Nominating Committee may be submitted only by a stockholder or group of stockholders of the Fund (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s shares (calculated at market value) for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Stockholder each calendar year. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. A nomination submission made to the Nominating Committee must be received not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting. The Nominating Committee Charter is not available on www.lazardassetmanagement.com, but was attached to the Proxy Statement for the Fund for its April 23, 2021 annual meeting filed with the SEC on March 9, 2021.

Remuneration of Directors and Officers

The aggregate amount of compensation paid to each Director for the year ended December 31, 2021 was as follows:

Director	Aggregate Compensation from the Fund	Aggregate Compensation from the Lazard Fund Complex
Franci J. Blassberg	2,902	$237,000
Kenneth S. Davidson	2,902	$237,000
Nancy A. Eckl*	3,190	$260,000
Trevor W. Morrison	2,902	$237,000
Richard Reiss, Jr.**	3,315	$270,000
Robert M. Solmson	2,902	$237,000
Ashish Bhutani***	None	None
Nathan A. Paul***	None	None

*	Audit Committee Chair.

**	Lead Independent Director.

***	Interested Director.
11

Share Ownership and Certain Beneficial Owners

To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of the Fund as of the Record Date, except that the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock has been reported in Schedule 13G filings.

Title of Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Common Stock	First Trust Portfolios L.P.*	1,382,864 shares	10.63%
	First Trust Advisors L.P.*
	The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

*	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation, on behalf of their advisory clients, filed on January 21, 2022 a combined beneficial ownership report on Schedule 13G/A as of December 31, 2021.

A stockholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund. As of February 17, 2022, no stockholder was deemed a “control person” of the Fund.

As of the Record Date, Cede & Co. held approximately 99.9% of the outstanding shares of the Common Stock of the Fund. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.) As of the Record Date, LAM did not beneficially own any shares of Common Stock of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance. To the best of the Fund’s knowledge, all of its Directors, officers and any other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect to the Fund (“reporting persons”), complied with all filing requirements under Section 16(a) of the 1934 Act for the Fund’s fiscal year ended December 31, 2021. In making this disclosure, the Fund has relied solely on representations of employees of LAM and, for other potential reporting persons, filings with the SEC for the Fund’s fiscal year ended December 31, 2021.

12

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF
THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS
THAT THE STOCKHOLDERS VOTE “FOR” EACH
NOMINEE FOR DIRECTOR.

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund’s independent auditors be selected by a majority of the Independent Directors of the Fund. One of the purposes of the Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent auditors for the Fund. At a meeting held on March 8, 2022, the Fund’s Audit Committee recommended and the Fund’s Board, including a majority of the Independent Directors, approved the selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent auditors for the fiscal year ending December 31, 2022. Deloitte also served as the Fund’s independent auditors for the Fund’s fiscal year ended December 31, 2021. A representative of Deloitte will be available to join the Annual Meeting and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

At a meeting held on February 23, 2022, the Fund’s Audit Committee reviewed the Fund’s audited financial statements for the fiscal year ended December 31, 2021 and recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the Audit Committee’s report for the Fund is attached as Appendix A to this Proxy Statement.

Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Fund’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements, were $32,078 in 2020 and $45,145 in 2021 (plus expenses in each case).

Audit-Related Fees. There were no fees billed in each of the last two fiscal years by Deloitte to the Fund for assurance and related services that are reasonably related to the performance of the audits of either Fund’s financial statements, which are not reported above.

The aggregate fees billed for each of the Fund’s last two fiscal years for non-audit assurance and related services provided by Deloitte to LAM and any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Fund (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2020 and $305,330 in 2021.

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) were $19,304 in 2020 and $8,237 in 2021. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally,

13

the aggregate fees billed related to European Union tax reclaim filing services rendered by Deloitte were $0 in 2020 and $14,708 in 2021.

There were no fees billed for the last two fiscal years for Tax Services provided by Deloitte to Service Affiliates which required pre-approval by the Audit Committee.

All Other Fees. There were no fees billed to the Fund in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above.

There also were no fees billed for the Fund’s last two fiscal years for products and services provided by Deloitte, other than the services reported above, which required pre-approval by the Audit Committee.

Non-Audit Fees. The aggregate non-audit fees billed by Deloitte for services rendered to the Fund and rendered to Service Affiliates were $964,547 in 2020 and $1,165,322 in 2021.

Audit Committee Pre-Approval Policies and Procedures. The Fund’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of Deloitte’s engagements for services to the Fund and Service Affiliates. The Policy states that the Fund’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves Deloitte’s engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining Deloitte’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by Deloitte to either the Fund or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last two fiscal years.

The Fund’s Audit Committee has considered whether the provision of non-audit services rendered to Service Affiliates that did not require pre-approval by the Audit Committee is compatible with maintaining Deloitte’s independence.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting To Be Held on April 22, 2022

The following materials relating to this Proxy Statement are available at

https://www.lazardassetmanagement.com/us/en_us/funds/list/closed-end-funds/41:

*	this Proxy Statement;

*	the accompanying Notice of Annual Meeting;

*	information on how to obtain directions to attend the Annual Meeting virtually;

*	proxy cards and any other proxy materials; and

*	the Fund’s Annual Report for the fiscal year ended December 31, 2021.
14

To reduce expenses, only one copy of this Proxy Statement and, if requested, the Annual Report and the Semi-Annual Report, will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies of these documents, as applicable, you may do so at any time by writing to the address or calling the phone number set forth under “Annual Report” below. The Fund will begin sending you individual copies 30 days after receiving your request.

Annual Report

The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2021 to any stockholder upon request. Requests for the Annual Report of the Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

Stockholder Communications

Stockholders who wish to communicate with Directors should send communications to the Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communications.

Additional Voting Information; Expenses of Proxy Solicitation

The Fund will bear the cost of soliciting proxies on behalf of the Board. Proxies may be solicited by email, mail or by telephone, and the Fund may reimburse persons holding Fund shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy by telephone may revoke it at any time before it is exercised by submitting a later-dated proxy.

Votes Required; Voting Results

A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors for the Fund.

15

The Fund will advise its stockholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to stockholders.

Stockholder Proposals

Any proposals of stockholders that are intended to be presented at the 2023 annual meeting of stockholders in accordance with Rule 14a-8 under the 1934 Act must be received at the Fund’s principal executive offices no later than November 18, 2022 and must comply with all other legal requirements in order to be included in the proxy statement and forms of proxy for that meeting. Under the Fund’s current Bylaws, for stockholder director nominations or other stockholder proposals to be presented at the 2023 annual meeting (but not included in the Fund’s proxy statement), a stockholder’s notice shall be delivered to the Secretary of the Fund at the Fund’s principal office no earlier than October 19, 2022 and no later than 5:00 p.m., Eastern time on November 18, 2022. All stockholder director nominations or proposals of other business must include the information required by the Fund’s Bylaws.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, at (800) 823-6300 or contact.US@lazard.com, whether other persons are the beneficial owners of Fund shares of Common Stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares of Common Stock.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

By Order of the Board of Directors

Mark R. Anderson Secretary

March 9, 2022
New York, New York

16

APPENDIX A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the “Committee”) of the Board of Directors of the Fund oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. The Committee operates pursuant to an Audit Committee Charter (the “Charter”). As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements; maintenance of appropriate accounting and financial reporting principles and policies; and maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

In the performance of its oversight function, the Committee has reviewed and discussed the December 31, 2021 audited financial statements of the Fund with management and with Deloitte & Touche LLP (“Deloitte”), the Fund’s independent registered public accounting firm. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with Deloitte by Statement of Auditing Standard No. 1301 (Communications with Audit Committees), as modified or supplemented, issued by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB and the Securities and Exchange Commission (the “SEC”) regarding Deloitte’s communications with the Committee concerning independence and has discussed with Deloitte its independence.

The Committee reviewed with Deloitte the arrangements for and scope of the audit and, immediately prior to the completion of the audit, met with Deloitte to discuss matters related to the audits. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to herein and in the Charter, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2021 and filed with the SEC.

Stockholders are reminded, however, that the members of the Committee rely on the information, opinions, reports or statements, including the financial statements and other financial data, provided to them and that the Committee’s responsibilities are necessarily limited as described in the Charter.

Nancy A. Eckl, Audit Committee Chair

Franci J. Blassberg, Audit Committee Member

Kenneth S. Davidson, Audit Committee Member

Trevor W. Morrison, Audit Committee Member

Richard Reiss, Jr., Audit Committee Member

Robert M. Solmson, Audit Committee Member

February 23, 2022

A-1

LAZARD ASSET MANAGEMENT LLC
30 ROCKEFELLER PLAZA, 56TH FLOOR
NEW YORK, NY 10112

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D67209-P67154	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

	1.	Proposal: Election of the following Directors for Lazard Global Total Return and Income Fund, Inc.:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

		Nominees:		☐	☐	☐
		01)	Kenneth S. Davidson
		02)	Nancy A. Eckl
		03)	Trevor W. Morrison

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Director. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear(s) on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The materials relating to this Annual Meeting are available at

https://www.lazardassetmanagement.com/us/en_us/funds/list/closed-end-funds/41

You can register to virtually attend the Annual Meeting at

https://www.viewproxy.com/LAZARDGLOBALTOTALRETURNANDINCOMEFUNDINC/broadridgevsm/

D67210-P67154

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS - APRIL 22, 2022

COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Mark R. Anderson, Shari L. Soloway and Christopher Snively, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held virtually on Friday, April 22, 2022, at 3:00 p.m., Eastern Time, and any and all adjournments or postponements thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 22, 2022

The following materials relating to this Annual Meeting are available at https://www.lazardassetmanagement.com/us/en_us/funds/list/closed-end-funds/41

•       the Proxy Statement;

•       the Notice of Annual Meeting;

•       information on how to obtain directions to virtually attend the meeting;

•       this proxy card and any other proxy materials; and

•       the Fund’s Annual Report for the fiscal year ended December 31, 2021.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.